United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

Pineapple Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-31588	41-0957999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 996-1674

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $.05 per share	PEGY	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On May 17, 2024, Pineapple Energy Inc. (the "Company") the Company entered into a Limited Waiver and Amendment (the "Waiver"), dated May 17, 2024, with certain holders (the "Holders") of the Company's Series A Convertible Preferred Stock (the "Preferred Stock") issued to the Holders pursuant to that certain Amended and Restated Securities Purchase Agreement, dated September 15, 2021 (the "Purchase Agreement").

Due to the limited number of shares of the Company's common stock ("Common Stock") available for conversion of the Series A Convertible Preferred Stock and the desire to use shares reserved for warrant exercises to convert the Series A Convertible Preferred stock into additional shares of Common Stock, by signing the Waiver, the Holders agree to waive the Company's requirement to reserve a ratable portion of the Company's authorized but unissued shares of Common Stock for issuance upon exercise of the Holder's Series A Common Stock Purchase Warrants, dated March 22, 2022; provided, that such shares of Common Stock are reserved for issuance upon conversion of the Holder's Preferred Stock. Except as expressly set forth in the Waiver, the other terms and conditions of the Purchase Agreement will continue in full force and effect.

The foregoing descriptions of the Waiver is not complete and is qualified by reference to the full texts of the form of Waiver, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

To the extent responsive to the requirements of Item 3.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Limited Waiver and Amendment

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PINEAPPLE ENERGY INC.

Date: May 22, 2024	By:	/s/ Eric Ingvaldson
Eric Ingvaldson
Chief Financial Officer